UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2021
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Zuora, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38451	20-5530976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Redwood Shores Parkway, Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 976-9056

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ZUO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2021, Brent R. Cromley, Jr., informed Zuora, Inc. (“Zuora”) of his intention to resign from his position as Senior Vice President, Technology, effective as of May 19, 2021 (“Separation Date”). On January 11, 2021, Mr. Cromley and Zuora entered into a letter agreement (the “Transition Agreement”) pursuant to which Mr. Cromley agreed to provide consulting services after his Separation Date until November 19, 2021, including assisting Zuora with the transition of his duties, at a rate of $250 per hour. Pursuant to the Agreement, Mr. Cromley will (i) continue to receive his salary and participate in Zuora’s health and benefit plans through his Separation Date and (ii) be eligible to receive a bonus payout under Zuora’s Cash Incentive Plan for the period ending January 31, 2021 but not for future periods. The Transition Agreement contains a customary release of claims in favor of Zuora. The foregoing description of the Transition Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Transition Agreement, a copy of which Zuora expects to file with its Annual Report on Form 10-K for the fiscal year ended January 31, 2021, and upon filing will be incorporated herein by reference.

On January 13, 2021, Zuora announced the appointment of Sri Srinivasan as Zuora’s Chief Product and Engineering Officer, effective January 19, 2021. A copy of the press release announcing Mr. Srinivasan’s appointment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this report:

Exhibit Number	Description
99.1	Press release, dated January 13, 2021, issued by Zuora, Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUORA, INC.
(Registrant)

Dated: January 13, 2021	By:	/s/ Jennifer Pileggi
Jennifer Pileggi
Senior Vice President, General Counsel and Corporate Secretary